Quantified Alternative Investment Fund

Investor Class Shares QALTX

Advisor Class Shares QALAX

SUMMARY PROSPECTUS

November 1, 2026

Adviser: Advisors Preferred, LLC 2273 Research Blvd., Suite 350 Rockville, MD 20850	Sub-Adviser: Flexible Plan Investments, Ltd. 3883 Telegraph Road, Suite 100 Bloomfield Hills, MI 48302

Before you invest, you want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at http://www.quantifiedfunds.com/fund-documents. You can also get this information at no cost by calling 1-855-64-QUANT (1-855-647-8268), emailing orderquantifiedfunds@ultimusfundsolutions.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus, dated November 1, 2026, and statement of additional information, dated November 1, 2026, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Investment Objective: The Quantified Alternative Investment Fund (the “Fund”) seeks high total return from alternative investment vehicles on an annual basis consistent with a high tolerance for risk.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares	Advisor Class Shares
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.47%(1)	0.39%
Acquired Fund Fees and Expenses(2)	0.37%	0.37%
Total Annual Fund Operating Expenses(2)	1.84%	2.51%
(1)	Includes up to 0.15% for shareholder servicing which may include sub-transfer agent and sub-accounting fees.
(2)	The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund and do not include the indirect costs of investing in other investment companies.
1

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Investor	$187	$579	$995	$2,159
Advisor	$254	$782	$1,335	$2,846

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended June 30, 2026, the Fund’s portfolio turnover rate was 872% of the average value of its portfolio.

Principal Investment Strategies: The Fund’s investment adviser, Advisors Preferred, LLC (the “Adviser”), delegates execution of the Fund’s investment strategy to the subadviser, Flexible Plan Investments, Ltd. (“FPI” or the “Subadviser”). The Subadviser selects investments for the Fund and provides trade placement for fixed income instruments, including cash equivalents. The Adviser provides trade placement for non-fixed income instruments. The Fund is aggressively managed by FPI. The Fund will primarily invest indirectly in alternative investments by using exchange-traded funds (“ETFs”), open-end mutual funds, other investment companies, or pooled investment vehicles. The Subadviser defines “Alternative Investment” as any security or instrument that it expects to have returns with a low or negative return correlation with the S&P 500® Index overtime. Furthermore, the term “Alternative Investment” in the Fund’s name also refers to the non-traditional types of equity (i.e., other than common stocks expected to have returns highly correlated to the S&P 500® Index over time) and debt securities in which the Fund may invest and to which the Fund may gain exposure through investments in ETFs, open-end mutual funds and other investment companies, or pooled investment vehicles. Investments in ETFs, Unit Investment Trusts (“UITs”), investment companies, or pooled investment vehicles may include those investing (passively or actively) in equity, income, commodities, sectors, domestic, international, currency, inverse and/or leveraged positions and alternative investments, including non-principal positions relating to companies with small (less than $2 billion) or medium ($2 to $5 billion) market capitalization. The Fund invests in fixed-income securities without any restriction on maturity. The alternative investments provide the Fund exposure to dynamic market strategies, which utilize U.S. and foreign dividend-paying equities or interest-bearing fixed income securities having a low or negative correlation with the S&P 500® Index, including U.S. dollar-denominated corporate obligations, mortgage and asset-backed securities, commodities, currencies and foreign (including emerging markets) and domestic securities. The Fund also may invest in leveraging instruments: futures contracts, forward contracts, options and swap agreements, and may take short positions with up to 80% of its asset in income generating equity or alternative securities, futures contracts, forward contracts, options and swap agreements relating thereto. When the Fund enters into a swap, the Fund makes payments to the swap counterparty based on either a fixed or variable rate, and the swap counterparty makes payments to the Fund based on the return of a refence asset. The Fund may also use borrowing to leverage the portfolio and manage cash flows. The Fund employs short positions for hedging purposes or to capture returns in down markets. The Fund may gain exposure without limitation to securities rated below investment grade or “junk bonds”, including bonds in the lowest credit rating category.

The Fund may also invest to gain indirect exposure to prominent cryptocurrencies such as Bitcoin and Ether; as well as less prominent cryptocurrencies that the Subadviser believes are sufficiently well-developed to provide a viable investment. Less prominent cryptocurrencies are: (i) Dogecoin, (ii) SOL, (iii) LINK, (iv) XRP, and (v) ADA. The investment marketplace tends to use the descriptors cryptocurrency and digital asset interchangeably.

The Fund limits total cryptocurrency investments to 25% of total assets. However, the Fund may invest up to 25% in a single cryptocurrency and has no expected or target allocation to any one cryptocurrency. The Fund may invest in cryptocurrencies through futures, ETFs, exchange-traded products (“ETPs”); as well as through swaps and options on the preceding or a cryptocurrency or basket of cryptocurrencies. The ETFs and ETPs included in the 25% limit may be leveraged and/or inverse. Leveraged instruments such as futures or leveraged ETFs and EPTs are measured at their notional value or leveraged value. The Fund limits cryptocurrency futures to those that are cash-settled, exchange-traded, and regulated by the CFTC. The Subadviser employs a proprietary quantitative price momentum driven ranking strategy to select cryptocurrencies. In the context of the Subadviser’s overall strategy, cryptocurrencies are used primarily to diversify returns.

The Fund does not make direct investments in cryptocurrencies.

2

Cryptocurrencies Generally

Cryptocurrencies are digital assets that operate on a decentralized network using blockchain technology to facilitate secure and anonymous transactions. Cryptocurrencies represent a digital asset that functions as a medium of exchange (although not widely used in this manner at present) utilizing cryptographic protocols to secure transactional processes, control the creation of additional units, and verify the transfer of assets. This innovative technology underpinning cryptocurrencies allows for peer-to-peer transactions and provides a framework for digital scarcity. This technology is characterized by its use of blocks, which are structurally linked in a chain through cryptographic hashes. Each block contains a list of transactions that, once verified and added to the blockchain through a consensus process known as proof of work, become extremely difficult to reverse and tamper with. The integrity, transparency, and security of the transactional data are maintained autonomously within the blockchain network, eliminating the necessity for central oversight and facilitating trust in a peer-to-peer system. Each cryptocurrency has a peer-to-peer blockchain network. The value of a cryptocurrency is not backed by any government, corporation, or other identified body. Instead, its value is determined in part by the supply and demand in markets created to facilitate trading of a cryptocurrency.

Prominent Cryptocurrencies

Bitcoin

Bitcoin is a digital asset that operates on a decentralized network using blockchain technology to facilitate secure and anonymous transactions. The ownership and operation of Bitcoin is determined by participants in an online, peer-to-peer network sometimes referred to as the “Bitcoin Network”. The Bitcoin Network connects computers that run “open source,” software that follows rules and procedures governing the Bitcoin Network. This is typically referred to as the Bitcoin Protocol. Bitcoin may be used to pay for goods and services, stored for future use, or converted to a government-issued currency. The adoption of Bitcoin for these purposes has been limited, and Bitcoin presently is not widely accepted as a means of payment. The value of Bitcoin is not backed by any government, corporation, or other identified body. Instead, its value is determined in part by the supply and demand in markets created to facilitate trading of Bitcoin.

Ether

Ether is a digital asset. The ownership and operation of Ether is determined by participants in an online, peer-to-peer network sometimes referred to as the “Ethereum Network.” The Ethereum Network connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Ethereum Network. This is commonly referred to as the Ethereum Protocol. Ownership and transaction records for Ether are protected through public-key cryptography. The supply of Ether is determined by the Ethereum Protocol. No single entity owns or operates the Ethereum Network. The Ethereum Network is collectively maintained by (i) a decentralized group of participants who run computer software that results in the recording and validation of transactions (commonly referred to as “validators”), (ii) developers who propose improvements to the Ethereum Protocol and the software that enforces the Protocol and (iii) users who choose which version of the Ethereum software to run. Unlike other digital assets such as Bitcoin, which are created solely through a progressive mining process, 72 million Ether were created in connection with the launch of the Ethereum Network. Following the launch of the Ethereum Network, Ether supply initially increased through a progressive mining process. Coinciding with the network launch, the Ethereum Foundation was designated as the sole organization dedicated to protocol development.

Less Prominent Cryptocurrencies

Dogecoin

Dogecoin (“DOGE”) is a digital asset that is created and transmitted through the operations of the peer-to-peer Dogecoin Network, a decentralized network of computers that operates on cryptographic protocols. No single entity owns or operates the Dogecoin Network, the infrastructure of which is collectively maintained by a decentralized user base. The Dogecoin Network allows users to exchange tokens of value, called DOGE, which are recorded on a public transaction ledger. DOGE is primarily intended as a parody, or meme coin, with no formal purpose or utility, but it can be used to pay for goods and services, including to send a transaction on the Dogecoin Network, or it can be converted to fiat currencies, such as the U.S. dollar, at rates determined on digital asset trading platforms or in individual end-user-to-end-user transactions under a barter system. The Dogecoin Network is designed to be a global real-time payment and settlement system. As a result, the Dogecoin Network and DOGE aim to improve the speed at which parties on the network may transfer value while also reducing the fees and delays associated with the traditional methods of interbank payments.

3

SOL

SOL is a digital asset that is created and transmitted through the operations of the peer-to-peer Solana Network, a decentralized network of computers that operates on cryptographic protocols. No single entity owns or operates the Solana Network, the infrastructure of which is collectively maintained by a decentralized user base. The Solana Network allows users to exchange tokens of value, called SOL, which are recorded on a public transaction ledger known as a blockchain. SOL can be used to pay for goods and services, including computational power on the Solana Network, or it can be converted to fiat currencies, such as the U.S. dollar, at rates determined on digital asset trading platforms or in individual end-user-to-end-user transactions under a barter system. Like the Ethereum Network, the Solana Network is one of a number of projects intended to expand blockchain use beyond just a peer-to-peer money system.

LINK

LINK is a digital asset. The Chainlink Network is an oracle network designed to connect smart contracts on any blockchain to real-world data, events and off-chain computation. It serves as infrastructure for synchronizing on-chain and off-chain information. LINK was created using the ERC-677 standard and relies on the Ethereum Network for key functionality such as storage, transfer and usage. The Chainlink Network is also available on blockchains including Polygon, BNB Chain, Arbitrum, Avalanche, Solana, Base, and Optimism. As a result, it is important to understand the characteristics of these blockchain networks in order to understand how LINK and the Chainlink Network operate. For example, the Ethereum Network is a decentralized network of computers that operates on cryptographic protocols. No single entity owns or operates the Ethereum Network; the network’s infrastructure is collectively maintained by a decentralized user base. Using smart contracts, users can create markets, store registries of debts or promises, represent the ownership of property, move funds in accordance with conditional instructions and create digital assets other than Ether on the Ethereum Network.

XRP

XRP is a digital asset that is created and transmitted through the operations of the peer-to-peer XRP Network, a decentralized network of computers that operates on cryptographic protocols. No single entity owns or operates the XRP Network, the infrastructure of which is collectively maintained by a decentralized user base. The XRP Network allows users to exchange tokens of value, called XRP, which are recorded on a public transaction ledger. XRP can be used to pay for goods and services, including to send a transaction on the XRP Network, or it can be converted to fiat currencies, such as the U.S. dollar, at rates determined on digital asset trading platforms or in individual end-user-to-end-user transactions under a barter system. The XRP Network is based on a shared public ledger, similar to the Bitcoin Network. However, the XRP Network differentiates itself from other digital asset networks in that its stated primary function is transactional utility, not store of value. As a result, the XRP Network and XRP aim to improve the speed at which parties on the network may transfer value while also reducing the fees and delays associated with the traditional methods of interbank payments.

ADA

ADA is a digital asset that is created and transmitted through the operations of the peer-to-peer Cardano Network, a decentralized network of computers that operates on cryptographic protocols. No single entity owns or operates the Cardano Network, the infrastructure of which is collectively maintained by a decentralized user base. The Cardano Network allows users to exchange tokens of value, called ADA, which are recorded on a public transaction ledger known as a blockchain. ADA can be used to pay for goods and services, including computational power on the Cardano Network, or it can be converted to fiat currencies, such as the U.S. dollar, at rates determined on digital asset trading platforms or in individual end-user-to-end-user transactions under a barter system. When operational, smart contract operations are executed on the Cardano Blockchain in exchange for payment of ADA. Like the Ethereum Network, the Cardano Network is one of a number of projects intended to expand blockchain use beyond just a peer-to-peer money system.

Several U.S. regulators, including the Financial Crimes Enforcement Network of the U.S. Department of the Treasury (“FinCEN”), the Commodity Futures Trading Commission (“CFTC”), the U.S. Internal Revenue Service (“IRS”), and state regulators, including the New York Department of Financial Services (“NYDFS”), have made official pronouncements or issued guidance or rules regarding the treatment of cryptocurrencies and other digital assets. However, other U.S. and state agencies, such as the SEC, have not made official pronouncements or issued guidance or rules regarding the treatment of all cryptocurrencies. Similarly, the treatment of cryptocurrencies and other digital assets is often uncertain or contradictory in other countries.

The Fund may invest up to 25% of its total assets in a wholly owned and controlled subsidiary (the “Subsidiary”). The Subsidiary is expected to provide the Fund with indirect exposure to certain instruments such as Bitcoin futures within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “code”). The Subsidiary will invest primarily in commodities, cryptocurrency-related instruments, or pooled investment vehicles. The Fund’s investments will be composed primarily of securities, even when viewing the Subsidiary on a consolidated basis. The Subsidiary, when viewed

4

from a consolidated basis, is subject to the same investment restrictions as the Fund. The Fund limits cryptocurrency futures to those that are cash-settled, exchange-traded, and regulated by the CFTC. On an aggregate basis with the Fund, the Subsidiary complies with the provisions of the 1940 Act in Sections 8 and 18 (regarding investment policies, capital structure and leverage); the Adviser and Sub-Adviser to the Subsidiary, are SEC-registered and each complies with the provisions of the 1940 Act in Section 15 (regarding investment advisory contracts) and the Subsidiary complies with the provisions of the 1940 Act in Section 17 (regarding affiliated transactions and custody) and employs the same custodian as the Fund.

In managing the Fund’s assets, the Subadviser employs a dynamic asset allocation strategy. The Subadviser analyzes the overall investment opportunities of various alternative securities and market sectors to determine how to position the Fund’s portfolio. The Subadviser evaluates and ranks the short-term to intermediate-term performance of each investment and invests in those securities that best fit the percentage allocations deemed beneficial by the Subadviser’s multiple proprietary algorithms. Cryptocurrencies are used primarily to diversify returns.

The Subadviser typically assigns each investment in which it invests a minimum holding period, though an investment’s actual holding period and allocation weighting will depend on its performance ranking. The allocation weightings will likely not be changed for a period longer than the assigned holding period. By establishing holding periods, the Subadviser seeks to maintain longer-term core holdings in the Fund. The Subadviser generally evaluates all investments daily based on its allocation rankings but may reallocate less often to minimize the impact and costs associated with trading. Finally, in making the decision to invest in a security, long or short, the Subadviser may utilize proprietary and third-party analysis models that evaluate interest rate trends and other macroeconomic data, market momentum, price patterns and other technical data or data related to accounting periods, tax events and other calendar-related events. The Subadviser also uses these proprietary analysis models to implement its dynamic asset allocation strategy which, at any time, may result in a large portion or all of the fund’s assets invested, directly or indirectly, in investment grade fixed income securities, cash and/or cash equivalents in order to seek to provide security of principal, current income and liquidity. In addition, the Subadviser uses the Fund as an asset allocation tool for its other clients, which may lead to purchases and redemptions of Fund shares. Responding to purchase and redemption related fluctuations in the Fund’s size will result in portfolio turnover not directly related to the preceding investment analysis.

The Fund employs an aggressive management strategy that typically results in high portfolio turnover. As part of its principal investment strategy the Fund may invest significantly in cash and/or cash equivalents.

Principal Investment Risks: An investment in the Fund entails risks. The Fund could lose money, or its performance could trail that of other investment alternatives. Neither the Subadviser nor the Adviser can guarantee that the Fund will achieve its objective. In addition, the Fund presents some risks not traditionally associated with other fixed income mutual funds. It is important that investors closely review and understand these risks before making an investment in the Fund. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets could negatively affect issuers worldwide, including the Fund. There is the risk that you could lose all or a portion of your money on your investment in the Fund.

Subadviser’s Investment Strategy Risk – While the Subadviser seeks to take advantage of investment opportunities for the Fund that will maximize its investment returns, there is no guarantee that such opportunities will ultimately benefit the Fund. The Subadviser will aggressively change the Fund’s portfolio in response to market conditions that are unpredictable and may expose the Fund to greater market risk than other mutual funds. There is no assurance that the Subadviser’s investment strategy will enable the Fund to achieve its investment objective. Determination of alternative status based on historical analysis may not be indicative of future results.

Active and Frequent Trading Risk – The Fund may engage in active and frequent trading, leading to increased portfolio turnover, higher transaction costs, and the possibility of increased net realized capital gains, including net short-term capital gains that will be taxable to shareholders as ordinary income when distributed to them. The Subadviser’s use of the Fund as an asset allocation tool for its other clients will increase the Fund’s portfolio turnover.

Aggressive Investment Techniques Risk – The Fund uses investment techniques that may be considered aggressive. Risks associated with the use of futures contracts and options include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

Asset-Backed Securities Risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund’s asset-backed securities also may be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

5

Commodity Risk – The investments in companies involved in commodity-related businesses may be subject to greater volatility than investments in companies involved in more traditional businesses. The value of companies in commodity-related businesses may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments.

Convertible Bond Risk – Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to fixed income security risks and conversion value-related equity risk.

Counterparty Risk – The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities or asset class without actually purchasing those securities or investments, or to hedge a position. These financial instruments may include swap agreements. The use of swap agreements involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements also may be considered to be illiquid. In addition, the Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.

Credit Risk – The Fund could lose money if the issuer or guarantor of a debt security goes bankrupt or is unable or unwilling to make interest payments and/or repay principal. The value of a debt security may decline if there are concerns about an issuer’s ability or willingness to make interest and or principal payments. Changes in an issuer’s financial strength or in an issuer’s or debt security’s credit rating may also affect a security’s value and thus have an impact on Fund performance. The Fund considers all derivatives and non-U.S. Treasury debt instruments as subject to credit risk.

Cryptocurrency Risk – Cryptocurrencies may experience very high volatility, and related investment vehicles may be affected by such volatility. As a cryptocurrency, for example, Bitcoin operates without central authority and is not backed by any government. Federal, state or foreign governments may restrict the use and exchange of cryptocurrencies, and regulation in the U.S. is still developing. Increased regulation might tend to depress the price of cryptocurrencies. Cryptocurrency exchanges may stop operating or permanently shut down due to fraud, technical glitches, hackers or malware. Typically, cryptocurrency transactions are irrevocable and stolen or incorrectly transferred crypto coins may be irretrievable. As a result, any incorrectly executed crypto transactions could adversely affect the value of the Fund’s investment in crypto-related vehicles.

A significant portion of a cryptocurrency may be held by a small number of holders sometimes referred to as “whales.” Transactions of these holders may adversely influence the price of a cryptocurrency. Certain upgrade proposals to a blockchain may not be accepted by all the participants in an ecosystem. If one significant group adopts a proposed upgrade and another does not – or if groups adopt different upgrades – this can result in a “fork” of the blockchain, wherein two distinct sets of users and validators or users and miners run two different versions of a protocol. If the versions are sufficiently different such that the two versions of the protocol cannot simultaneously maintain and update a shared record of the blockchain database, it is called a “hard fork.” A hard fork can result in the creation of two competing blockchains, each with its own native crypto assets. For instance, on August 1, 2017, two factions in the Bitcoin community could not agree on whether or not to adopt an upgrade to the Bitcoin protocol related to how to scale throughput on the blockchain. The disagreement created a fork, with the smaller group taking the name “Bitcoin Cash” and running its own blockchain and related native crypto asset. The larger group retained the name Bitcoin for its blockchain and held Bitcoin as the native crypto asset. Additional forks of the Bitcoin blockchain are possible. A large-scale fork could introduce risk, uncertainty, or confusion into a cryptocurrency blockchain, or could fraction the value of the main blockchain and its native crypto asset, which could significantly impact the value of a cryptocurrency held by the ETFs, ETPs, and futures contracts held by the Fund. Also, a substantial giveaway of a cryptocurrency (sometimes referred to as an “air drop”) may result in significant and unexpected declines in the value of a cryptocurrency. The preceding risks are more pronounced in less prominent cryptocurrencies.

Historically, crypto-related vehicles have traded at a significant premium or discount to net asset value. Crypto futures-related funds are subject to imperfect correlation between futures and crypto coins, as well as futures liquidity risk. There may not be a liquid market for crypto futures contracts. The preceding risks are more pronounced in less prominent cryptocurrencies.

Derivatives Risk – The Fund uses investment techniques, including investments in derivatives such as futures contracts, forward contracts, options and swaps, which may be considered aggressive. Investments in such derivatives are subject to market risks that may cause their prices to fluctuate over time and may increase the volatility of the Fund. The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives, such as counterparty risk and the risk that the derivatives may become illiquid. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. In addition, the Fund’s investments in derivatives are currently subject to the following risks:

6

Futures and Forward Contracts Risk. There may be an imperfect correlation between the changes in the market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts. Forward currency transactions include the risks associated with fluctuations in currency.

o	Currency Futures Risk: Foreign currency contracts subject the Fund to currency trading risks that include market risk and country risk. Market risk results from adverse changes in exchange rates. Country risk arises because a government may interfere with transactions in its currency.
o	Debt Futures Risk: Typically, a rise in interest rates causes a decline in the value of debt futures. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the debt futures held by the Fund.
o	Equity Futures Risk: Equity futures are subject to general market risks and may not track the equity indices for which they are intended to serve as substitutes.
o	Energy Futures Risk: Energy prices may be adversely affected by fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions.
o	Metals Futures Risk: Precious and industrial metals prices may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the production costs of these metals. Precious metal prices may become volatile when they serve as a substitute for currencies.
o	Agriculture Commodity Futures Risk: Investing in the commodities markets through futures may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Hedging Risk. If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, the hedge might be unsuccessful, reduce the Fund’s investment return, or create a loss.

Options Risk. There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective.

Swap Agreements Risk. Interest rate swaps are subject to interest rate and credit risk. Total return swaps are subject to counterparty risk, which relate to the credit risk of the counterparty and liquidity risk of the swaps themselves.

Equity Securities Risk – Investments in publicly issued equity securities and securities that provide exposure to equity securities, including common stocks, in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the Net Asset Value (“NAV”) of the Fund to fluctuate.

Foreign Securities Risk – Investments in foreign securities and securities that provide exposure to foreign securities involve greater risks than investing in domestic securities. As a result, the Fund’s returns and NAVs may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies. These risks are more pronounced in emerging market countries, which are generally those with per capita income less than half that of the U.S.

Holding Cash Risk – The Fund may hold cash positions when the market is not producing returns greater than the short-term cash investments in which the Fund may invest. There is a risk that the sections of the market in which the Fund invests will begin to rise or fall rapidly and the Fund will not be able to sell stocks quickly enough to avoid losses or reinvest its cash positions into areas of the advancing market quickly enough to capture the initial returns of changing market conditions.

Interest Rate Risk – The value of the Fund’s investment in fixed income securities will fall when interest rates rise. The effect of increased interest rates is more pronounced for any intermediate-term or longer-term fixed income obligations owned by the Fund. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the Fund. As a result, for the present, interest rate risk may be heightened.

7

Leverage Risk – The Fund may use leveraged investments that attempt to amplify the price movement of underlying securities or indices on a daily or other periodic basis, which may be considered aggressive. Such instruments may experience potentially dramatic price changes (losses), imperfect amplification and imperfect correlations between the price of the investment and the underlying security or index which will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. The use of leverage instruments may currently expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of leveraged instruments and borrowing may result in larger losses or smaller gains than otherwise would be the case. Borrowing will reduce the returns by interest expense and other fees.

Lower Quality Debt Securities Risk – The Fund will invest a significant portion of its assets in securities rated below investment grade or junk bonds which may be sensitive to economic changes, political changes, or adverse developments specific to a company. These securities are considered speculative and generally involve greater risk of default or price changes than other types of fixed-income securities and the Fund’s performance may vary significantly as a result.

Market Risk – Overall investment market risks affect the value of the Fund. Factors such as economic growth and market conditions, interest rate levels, and political events affect the US and international investment markets. Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as the global pandemic coronavirus disease 2019 (COVID-19)); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Prepayment Risk and Mortgage-Backed Securities Risk – Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. As a result, the Fund may have to reinvest its assets in mortgage securities or other debt securities that have lower yields.

Risks of Investing in Other Investment Companies (including ETFs and UITs or pooled investment vehicles) – Investments in the securities of other investment companies, including ETFs or pooled investment vehicles, may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF or pooled investment vehicles, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment companies or ETFs, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. Certain of these pooled investment vehicles may have performance fees that increase their expenses. If the other investment companies or ETFs, or pooled investment vehicles fail to achieve their investment objectives, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. Leveraged ETFs and pooled investment vehicles will amplify gains and losses. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time. In addition, closed-end investment company and ETF shares may potentially trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of other investment company or ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Shorting (Inverse) Risk – Short (inverse) positions are designed to profit from a decline in the price of particular securities, investments in securities, indices, or currency. The Fund will lose value if and when the instrument’s price rises – a result that is the opposite from traditional mutual funds. The Fund may also utilize inverse mutual funds, ETFs, and ETPs. These instruments seek to increase in value when their underlying securities or indices or currency decline. Like leveraged investments, inverse positions may be considered aggressive. Inverse positions may also be leveraged. Such instruments may experience imperfect negative correlation between the price of the investment and the underlying security or index or currency. The use of inverse instruments may expose the Fund to additional risks that it would not be subject to if it invested only in “long” positions.

Taxation Risk – By investing in certain instruments indirectly through the Subsidiary, the Fund will obtain exposure to these markets within the Federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

8

Wholly Owned Subsidiary Risk – Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the Investment Company Act of 1940 (“1940 Act”), as amended, and unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act, such as limits on leverage when viewed in isolation from the Fund.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is an indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Investor Class Shares for each of the last 10 full calendar years. The performance table compares the performance of the Fund’s Investor Class Shares and Advisor Class Shares overtime to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Advisor Class Shares have similar annual returns to Investor Class Shares because the classes are invested in the same portfolio of securities, however, the returns for Advisor Class Shares are lower than Investor Class Shares because Advisor Class Shares have higher expenses. Shareholder reports containing financial and performance information for the Fund will be mailed to shareholders semi-annually. Updated performance information is available at no cost by calling toll-free 1-855-64-QUANT (1-855-647-8268).

Quantified Alternative Investment Fund

Investor Class Performance Bar Chart

For Calendar Years Ended December 31

Best Quarter	10.73%	December 31, 2020
Worst Quarter	(16.15)%	March 31, 2020

The Fund’s Investor Class year-to-date return as of September 30, 2026 was 5.51%.

9

Performance Table
Average Annual Total Returns
(For periods ended December 31, 2025)

Quantified Alternative Investment Fund	One Year	Five Years	Ten Years or Since Inception(1)
Investor Class shares Return before taxes	14.30%	4.65%	3.84%
Investor Class shares Return after taxes on distributions(2)(4)	13.35%	3.01%	2.85%
Investor Class shares Return after taxes on distributions and sale of Fund shares(2)(4)	8.61%	2.92%	2.60%
S&P 500 Total Return Index(3) (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%(5)
Advisor Class Shares Return before taxes (2)	13.56%	4.05%	3.46%
S&P 500 Total Return Index(3) (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	15.07%(5)
(1)	The Inception date of the Fund’s Investor Class Shares is August 9, 2013. The Fund’s Advisor Class Shares commenced operations on March 18, 2016.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After Tax Return for Advisor Class Shares will vary.
(3)	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.
(4)	After tax returns are only shown for Investor Class Shares, including the ten years. After tax returns for Advisor Class Shares will vary.
(5)	The S&P 500 Total Return Index Return shown is for 10 year period for the Investor Class Shares and from March 18, 2016 for the Advisor Class Shares.

Investment Adviser: Advisors Preferred, LLC

Subadviser: Flexible Plan Investments, Ltd.

Subadviser Portfolio Managers: Jerry C. Wagner, President of the Subadviser, has served the Fund as its portfolio manager since it commenced operations in 2013. Daniel Poppe, CFA, Senior Research Analyst of the Subadviser has served the Fund as a portfolio manager since April 2024.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading. You may purchase or redeem Fund shares by written request via mail (Quantified Alternative Investment Fund, c/o Ultimus Fund Solutions, LLC, PO Box 46707, Cincinnati, OH 45246), by wire transfer, by telephone toll-free at 1-855-64-QUANT (1-855-647-8268), or through a financial intermediary. Telephone purchases and redemptions are available unless you decline the telephone privilege on your account application or later revoke it in writing. The Fund accepts investments in the following minimum amounts:

	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
Investor	$10,000	$10,000	$1,000	$0
Advisor	$10,000	$10,000	$1,000	$0

The Fund, Adviser or Subadviser may waive any investment minimum.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

10